Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2014
Commitments and Contingent Liabilities [Abstract]
Operating leases with minimum rental commitments
The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2015	$7,023
2016	6,824
2017	6,509
2018	6,249
2019	6,130
2020 and after	40,840
$73,575